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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 16, 2007


                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-944                   41-0783184
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     Identification No.)                                     of incorporation)


9055 Evergreen Boulevard NW, Minneapolis, MN              55433-8003
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code 763-780-4555


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company maintains an Incentive Compensation Program for its officers and other key management and technical employees that specifies target cash bonus, stock option and restricted stock awards based on corporate and individual performance as measured against specified fiscal year goals and objectives. The actual awards are calculated following a performance assessment conducted at fiscal year end. The Compensation Committee of the Company's Board of Directors, at its August 15, 2006 meeting, set fiscal year 2007 cash bonus targets for the Company's officers but did not set stock option or restricted stock award targets. At its February 16, 2007 meeting, the Committee finalized stock option and restricted stock award targets for fiscal year 2007 for the Company's executive officers as follows:


-------------------------------------------------------------------------
Name and Title                      Fiscal Year 2007   Fiscal Year 2007
                                     Target Stock      Target Restricted
                                     Option Award         Stock Award
                                      (# Shares)          ($ Shares)
-------------------------------------------------------------------------
Robert G. Dutcher,                       37,500               81,187
Chairman, CEO, and President
-------------------------------------------------------------------------
Irving R. Colacci,                       17,300               49,795
VP, Legal Affairs & HR,
General Counsel and
Secretary
-------------------------------------------------------------------------
James G, Gustafson, VP,                  17,300               49,795
Research, Development &
Engineering
-------------------------------------------------------------------------
Robert J. Scott,                         17,300               49,795
VP, Manufacturing and IT
-------------------------------------------------------------------------
Shawn F. McCarrey,                       17,300               49,795
VP, Worldwide Sales & Marketing
-------------------------------------------------------------------------
Jules L. Fisher,                         17,300               49,795
VP, Finance and CFO
-------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Possis Medical, Inc.
 --------------------
 (Registrant)

Date:  February 21, 2007


By:     /s/  Irving R. Colacci
        -------------------------------------------------
         Irving R. Colacci
         Vice President, Legal Affairs & Human Resources,
         General Counsel and Secretary